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Exhibit 23.04

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Registration Statement on Form S-4 of NRG Yield LLC of our report dated April 26, 2013 relating to the financial statements of GCE Holding LLC, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, MA
April 10, 2015

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  Exhibit 23.04
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM